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                                                                      EXHIBIT 24
                                GLB BANCORP, INC.

                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-4

         The undersigned directors and officers of GLB Bancorp, Inc. (the "Company") hereby constitute and appoint Richard T. Flenner, Jr., Cheryl Jean Mihitsch and Andrew L. Meinhold, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-4 for the offer and sale of shares of the Common Stock of the Company in connection with the acquisition of Maple Leaf Financial, Inc., and any and all amendments and exhibits thereto, including pre-and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Mentor, Ohio, this 19th day of January, 1999.

/s/ Richard T. Flenner, Jr.                        /s/ Jerome T. Osborne
--------------------------------                 --------------------------
Richard T. Flenner, Jr.                            Jerome T. Osborne

/s/ James V. Fryan                                 /s/ Richard M. Osborne
--------------------------------                 --------------------------
James V. Fryan                                     Richard M. Osborne

/s/ George C. Lott                                 /s/ Edward R. Pike
--------------------------------                 --------------------------
George C. Lott                                     Edward R. Pike

/s/ George X. Mechir                               /s/ Thomas J. Smith
--------------------------------                 --------------------------
George X. Mechir                                   Thomas J. Smith

/s/ Marian Rose Nathan                             /s/ Joseph T. Svete
--------------------------------                 --------------------------
Marian Rose Nathan                                 Joseph T. Svete

                                                   /s/ Thomas E. Wheeler
                                                 --------------------------
                                                   Thomas E. Wheeler